EXHIBIT 10.3

                     STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT, made and entered into as of November 16, 2005 by and between CROSS COUNTRY CAPITAL PARTNERS,
L.P. (hereinafter together referred to as the "Buyer") and STEVEN IVESTER (the "Seller").

                      W I T N E S S E T H:

      WHEREAS, the Seller is the holder of shares of the outstanding common stock of VoIP, Inc., a Texas corporation (the
"Company); and

      WHEREAS, the Seller desires to sell 2,250,000 of such shares (referred to hereinafter as the "Shares") to Buyer and Buyer desires to purchase the Shares on the terms and subject to the conditions set forth herein;

      NOW THEREFORE, in consideration of the premises and the mutual covenants set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

                               I.
                   PURCHASE AND SALE OF SHARES

      1.01.	PURCHASE AND SALE OF SHARES.  Subject to the terms
and conditions set forth herein, effective immediately upon the execution hereof, Seller shall sell to the Buyer, and the Buyer shall purchase from Seller the Shares. Seller shall transfer all of its right, title, and interest in and to the Shares being conveyed by it to Buyer free and clear of any lien, security interest, or other encumbrance of any nature and free of any claim by any person or entity to or against the Shares.

      1.02.	PURCHASE PRICE.  The purchase price of the Shares
(hereinafter referred to as the "Purchase Price") shall be the cash sum of $2,000,000, of which $1,200,000 shall be paid upon the execution of this Agreement by wire transfer to the account specified by Seller on Exhibit A, and $800,000 shall be paid by wire transfer on December 20, 2005 to the same account.

      1.03.	DELIVERIES.  Upon execution of this Agreement,
Seller shall deliver to Buyer certificates representing the Shares, duly endorsed for transfer, and Buyer shall deliver to Seller the portion of the Purchase Price described in
Section 1.02.

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                               II.
          REPRESENTATIONS AND WARRANTIES OF THE SELLER

      2.01	BROKERS.  Seller has not made any agreement or
arrangement which would result in any broker, finder, agent or other person or entity having any claim for any fee, commission, or payment against Buyer or the Company in connection with the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby.

      2.02	OWNERSHIP OF SHARES.  Seller is the record and
beneficial owner of all of the Shares and has good and valid title to such Shares free and clear of any lien, security interest, or other encumbrance of any nature and free of any claim by any person or entity to or against such Shares. Such Shares are not subject to any option, right, proxy, voting agreement, voting trust, or any other agreement, understanding, or arrangement affecting the Shares.

      2.03	AUTHORIZATION, ETC.  Seller has the power,
authority, and capacity to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution and delivery by Seller of, and the performance by Seller of his obligations under, this Agreement will not contravene any provision of applicable law, or any agreement or other instrument binding upon Seller or to which the Shares are subject, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seller, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Seller of his obligations under this Agreement.

      2.04	NO CONSENT REQUIRED.  No consent, approval, order or
authorization of, or registration, declaration or filing with any governmental or public body or authority or other party on the part of Seller is required for such Seller to execute and deliver this Agreement and perform its obligations hereunder.
                               III.
              REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer hereby represents and warrants to, and agrees with, the Seller as follows:

      3.01	BROKERS.  Buyer has not made any agreement or
arrangement which would result in any broker, finder, agent or other person or entity having any claim for any fee, commission, or payment against Seller in connection with the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby.

      3.02	AUTHORIZATION, ETC.  Buyer has the power, authority,
and capacity to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement has been duly executed and delivered by Buyer.

      3.03	NO CONSENT REQUIRED.  No consent, approval, order or
authorization of, or registration, declaration or filing with any governmental or public body or authority is required for Buyer to execute and deliver this Agreement and perform its obligations hereunder.

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     3.04	DISCLOSURE OF INFORMATION.  Buyer acknowledges that
it has been furnished with information regarding the Company and its business, assets, results of operations, and financial condition to allow Buyer to make an informed decision regarding an investment in the Shares. Buyer represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operation, and financial condition.

      3.05	INVESTMENT INTENT.  Buyer is acquiring the Shares
for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof in violation of any U.S.
federal or state securities laws.

      3.06	RESTRICTED SECURITIES.  Buyer understands that the
Shares have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

      3.07	LEGEND. It is agreed and understood by Buyer that
the Certificates representing the Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

                THESE SECURITIES HAVE NOT BEEN REGISTERED
                UNDER THE SECURITIES ACT OF 1933. THEY MAY
                NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR
                HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE
                REGISTRATION STATEMENT AS TO THE SECURITIES
                UNDER SAID ACT OR PURSUANT TO AN EXEMPTION
                FROM REGISTRATION ACCOMPANIED BY AN OPINION
                OF COUNSEL SATISFACTORY TO THE COMPANY THAT
                  SUCH REGISTRATION IS NOT REQUIRED.

                               IV.
                         MISCELLANEOUS

      4.01	SURVIVAL OF AGREEMENTS.  All covenants, agreements,
representations and warranties made herein shall survive the execution and delivery of this Agreement and the sale and delivery of the Shares pursuant hereto for a period until 90 days following the receipt by the Company of its next audited financial statements.

      4.02	PARTIES IN INTEREST.  All covenants and agreements
contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

      4.03	LAW GOVERNING.  THIS AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF TEXAS.

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      4.04	ENTIRE AGREEMENT.  This Agreement constitutes the
entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing

      4.05	TIME.  Time is of the essence of this Agreement.
      IN WITNESS WHEREOF, each of the Seller and the Buyer has executed this Agreement or caused this Agreement to be executed on its behalf by its duly authorized representative, as of the day and year first above written.


                            SELLER:



                                  /s/ Steven Ivester
                            ----------------------------------
                            STEVEN IVESTER

                            BUYER:

                            CROSS COUNTRY CAPITAL PARTNERS, L.P.



                            By:   /s/ E. Denton Jones
                                -----------------------------
                            Name: E. Denton Jones
                            Title: General Partner






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